SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549


                     ______________________



                            FORM 8-K


                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934

                 Date of Report: June 28, 2000
               (Date of earliest event reported)

                   MEDISYS TECHNOLOGIES, INC.
       (Exact name of Registrant as specified in charter)




         Utah                        0-21441                72-1216734
(State or other juris-             (Commission            (IRS Employer
diction of incorporation)           File No.)           Identification No.)


144 Napoleon Street, Baton Rouge, Louisiana                      70802
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone no., including area code:  (225) 343-8022

                                     N/A
  (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

     On March 16, 2000, Medisys Technologies, Inc. (the "Company") filed a Complaint against Brett Phillips, Elbert Carl Anderson, William H. Morris, Marilyn Morris and Barbara Larkins in the United States District Court in and for the Middle District of Louisiana, alleging various securities law violations and related claims in connection with the 1998 acquisition by the Company from the defendants of Phillips Pharmatech Labs, Inc. ("Phillips"). The Company is seeking recission of the acquisition, damages and other relief.

     On May 9, 2000, E. Carl Anderson, William Morris and Brett Phillips, filed a derivative action lawsuit in the United States District Court, Middle District of Florida, case number 8:00CV905-T 24F, against the Company and the current directors of the Company. The action was filed by Messrs. Anderson, Morris and Phillips acting by and in behalf of the Company. The complaint alleges corporate waste in the form of excessive salaries and bonuses and other alleged wastes related to Phillips. The complaint seeks injunctive relief and damages. Each of the plaintiffs in this action is also a defendant in the lawsuit previously filed by the Company referenced above.

     On May 18, 2000, Phillips ceased all operations. In connection with the Company's March 16, 2000 lawsuit, it filed with the Third District Court, Salt Lake County, Utah, an action seeking an injunction to prevent the sale and/or transfer of shares of the Company's common stock by various defendants in the Company's suit and other parties. On June 28, 2000, the Utah Court issued an injunction and order enjoining from transfer approximately 13,500,000 shares of the Company's common stock. The Company believes that it is vital to the success of its suit to prevent certain persons from selling and/or transferring shares prior to the resolution of the action. Pursuant to the Court's order, the aforementioned shares are to be deemed "restricted securities" and all certificates representing said share shall bear an appropriate restrictive legend.

Item 7.  Financial Statements and Exhibits.
     (c)  Exhibits
Exhibit No.                   Description                        Page No.

   99.2      Injunction and Order issued on June 28,2000       Filed Herewith
             By the Third District Court, Salt Lake County,
             Utah



                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MEDISYS TECHNOLOGIES, INC.


Dated:  July 21, 2000              By:  /s/ Kerry M. Frey
                                   KERRY M. FREY, President and
                                   Chief Operating Officer










                         INDEX TO EXHIBIT


Exhibit No.         Description                                 Page No.

   99.2    Injunction and Order issued on June 28, 2000      Filed Herewith
           By the Third District Court, Salt Lake County,
           Utah